UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Cannae Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INVESTOR PRESENTATION SPRING 2025

DISCLAIMER This communication contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, beliefs, plans, intentions, or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management, including statements about the completion of the Dun & Bradstreet ( D&B ) and JANA Partners (“JANA”) transactions, our buyback program, the impact of our actions on shareholder value and net asset value, and our ability to implement our plans. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination or inability to complete the D&B and/or JANA transactions; risks associated with repayment of our outstanding debt and our capital allocation strategy; risks associated with the use of proceeds received as a result of the D&B transaction; risks associated with our ability to successfully operate businesses outside our traditional areas of focus; changes in general economic, business and political conditions, including among others, consumer spending, business investment, government spending, the volatility and strength of the capital markets, investor and consumer confidence, foreign currency exchange rates, commodity prices, inflation levels, changes in trade policy, tariffs on goods, and supply chain disruptions; risks associated with the Investment Company Act of 1940; risks associated with our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; significant competition that our operating subsidiaries face; risks related to the externalization of certain of our management functions to an external manager, and risks associated with being the subject of a proxy contest. This presentation should be read in conjunction with the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Cannae Holdings, Inc.’s (“Cannae”) Forms 10-Q, 10-K and other filings with the Securities and Exchange Commission (the “SEC”). Statements and case studies contained herein relate to (i) Fidelity National Financial, Inc. (“FNF”), (ii) Fidelity National Information Services, Inc. (“FIS”), (iii) Alight, Inc. (“ALIT”) (iv) Paysafe Limited (“PSFE”), (v) Dayforce, Inc. (“DAY”), (vi) Dun & Bradstreet Holdings, Inc. (“DNB”), (vii) System1, Inc. (“SST”), (viii) F&G Annuities & Life, Inc. (“F&G” or “FG”), and/or (ix) Black Knight Football Club US, LP (“BKFC”, or “Black Knight Football”), and/or (x) the historical performance of certain securities noted throughout this document as some of these securities are no longer available for purchase. An investment in Cannae is not an investment in any of these securities. The historical stock price performance of these securities is not necessarily indicative of future performance of Cannae. Past stock price performance and rate of return of common stock of Cannae may not be indicative of future performance. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 2

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT Cannae intends to file a proxy statement on Schedule 14A, an accompanying WHITE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from Cannae’s shareholders for Cannae’s 2025 annual meeting of shareholders. CANNAE’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ CANNAE’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the proxy statement, and other documents that Cannae files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of Cannae’s website at https://www.cannaeholdings.com/financial-information/sec-filings. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 3

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION Cannae, its directors (Douglas K. Ammerman; William P. Foley, II; Hugh R. Harris; C. Malcolm Holland; Mark D. Linehan; Frank R. Martire; Erika Meinhardt; Barry B. Moullet; William T. Royan; James B. Stallings, Jr.; Woodrow Tyler; and Frank P. Willey) and certain of its executive officers (Ryan R. Caswell, Chief Executive Officer; Bryan D. Coy, Chief Financial Officer; Peter T. Sadowski, Executive Vice President and Chief Legal Officer; and Michael L. Gravelle, Executive Vice President, General Counsel, and Corporate Secretary) and other employees may be deemed “participants” (as defined in Schedule 14A under the Exchange Act of 1934, as amended) in the solicitation of proxies from Cannae’s shareholders in connection with the matters to be considered at Cannae’s 2025 annual meeting of shareholders. Information regarding the names of Cannae’s directors and executive officers and certain other individuals and their respective interests in Cannae, by security holdings or otherwise, is set forth in the sections entitled “Compensation Discussion and Analysis and Executive and Director Compensation,” “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers,” and “Executive Compensation” of Cannae’s Proxy Statement on Schedule 14A in connection with the 2024 annual meeting of shareholders, filed with the SEC on April 26, 2024 (available here), Cannae’s Form 10-K/A, filed with the SEC on April 30, 2025 (available here), and Cannae’s Annual Report on Form 10-K, filed with the SEC on February 27, 2025 (available here). Supplemental information regarding the participants’ holdings of Cannae’s securities can be found at no charge in SEC filings on Statements of Change in Ownership on Form 3 or Form 4 filed with the SEC on May 14, 2025 for William P. Foley, II (available here); June 2, 2025 and June 3, 2025 for William T. Royan (available here and here); and June 2, 2025 and June 3, 2025 for Woodrow Tyler (available here and here). Such filings are also available at no charge by clicking the “SEC Filings” link in the “Financials” section of Cannae’s website at https://www.cannaeholdings.com/financial-information/sec-filings. Any subsequent updates following the date hereof to the information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in Cannae’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the 2025 annual meeting of shareholders, if and when they become available. These documents will be available free of charge as described above. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 4

CANNAE OVERVIEW Cannae (NYSE:CNNE) is a diversified holding company that offers shareholders a unique opportunity to generate returns through owning a diverse portfolio of operating businesses. CNNE BY THE NUMBERS (1) FOUNDED Split off from FNF in 2017 2014 (2) $ Net assets 1.8B Net Asset Value (“NAV”) $ 28.49 Per Share (4) $ Annualized dividend per share 0.48 Net realized gains since $ (5) inception 3.2B (3) Share repurchases $ Since 05/12/21 738M Source: Public company filings and market data as of May 9, 2025 (1) Cannae was started in 2014 as Fidelity National Financial Ventures (FNFV), a tracking stock of Fidelity National Financial (FNF), and in 2017, FNF spun out FNFV as Cannae Holdings, Inc. (2) See page 12. (3) See page 13. (4) Based on quarterly dividend of $0.12 per eligible share. (5) See page 14. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 5

KEY INVESTMENT HIGHLIGHTS Founded and strategy constructed by William P. Foley, II 1 William P. Foley, II (“Foley”) is a preeminent operator and deal maker with a long, proven track record of shareholder value creation Led by a best-in-class board of directors and management team 2 Seasoned board and management teams at both Cannae and the underlying operating businesses create value across platform Permanent capital vehicle with a strategy to deliver maximum returns 3 Ability to leverage permanent capital and duration to maximize investment returns across the portfolio Unique investment philosophy to allocate capital & proven playbook to drive returns 4 Utilizes a proven investment philosophy and value creation playbook built from hundreds of strategic acquisitions over 40 years Attractive portfolio of assets with significant embedded upside 5 Owns a portfolio of attractive businesses that trade at a discount to NAV despite significant value creation opportunities Capital allocation strategy focused on growing NAV and increasing share price 6 Strategy focused on growing NAV and share price through share repurchases, dividends, and new opportunistic investments Proven ability to create value for shareholders over the long term 7 Has generated ~$3.2B of net realized gains on investments since inception CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 6

CANNAE IS FOUNDED BY WILLIAM P. FOLEY, II 1 Foley is responsible for the growth of ~$87B in publicly (1) traded companies to date and created the initial strategy and investment playbook for Cannae. • Throughout his career, Foley developed his value creation framework to identify and execute investments and drive value for shareholders. • Foley has consistently accelerated growth and improved operating margins as well as executed strategic M&A and exceeded cost reduction targets on acquisitions. • Cannae utilizes many of the lessons learned from Foley (3) throughout its investment portfolio Source: Public company filings and market data as of May 9, 2025 (1) Companies include FNF, FIS, BKI, DAY, DNB, FG, PSFE, ALIT, SST and CNNE. (2) ICE acquired BKI in September 2023 at an enterprise value of $11.8B. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 7

LED BY SEASONED MANAGEMENT 2 Supported by Strong Leadership at Portfolio Companies DAVE GUILMETTE Chief Executive Officer TIM BEZBATCHENKO President RYAN CASWELL BRYAN D. COY MICHAEL L. GRAVELLE TIAGO PINTO ALEXANDER CINIELLO Chief Executive Officer Chief Financial Officer General Counsel VP, Corporate Finance President of Football and Corporate Secretary Operations • Chief Executive Officer since • Chief Financial Officer of • General Counsel of Cannae • VP of Corporate Finance at May 2025 Cannae since 2020 since 2017 Cannae since 2020 ANTHONY JABBOUR • President of Cannae from • CFO of the NHL’s Vegas Golden • Executive Vice President, • Leads Cannae and Black Knight CEO & Executive Director February 2023 – May 2025 Knights and related entities General Counsel, and Football Club’s M&A and due from 2017-2021 Corporate Secretary of FNF • SVP of Corporate Finance for diligence efforts since 2010 BARRY ROSENSTEIN Cannae from 2020-2023 • Chief Accounting Officer of • Previously a Vice President at Interblock Gaming, 2015-2017 Executive Chairman • Executive Vice President, • Managing Director at BofA Citi from 2014-2020 General Counsel and Corporate Securities • CFO of Aruze Gaming America, • 10+ years of sports M&A SCOTT OSTFELD Secretary of F&G Annuities & 2010-2015 • Serves or has served as a Board experience Managing Partner Life since May 2024 member for Amerilife, • Served in senior finance • Executive Vice President, CorroHealth, Black Knight positions at Fontainebleau General Counsel of BKI from Football entities, JANA Resorts, Shuffle Master, BRUCE LOWTHERS 2014-2023 Partners, System1 and Triple Sunterra, and eSchool CEO & Executive Director Tree Holdings Solutions J.R. RIGLEY Chief Executive Officer CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 8

PERMANENT CAPITAL WITH A STRATEGY TO DELIVER RETURNS 3 Cannae is focused on a strategy of long-term value creation through the execution of three key priorities: • Rebalancing the portfolio away from current public company investments and opportunistically investing in attractive companies with positive cash flow • Since 2024, Cannae has raised over $551 million of capital through the sales of public company investments • Cannae has invested ~$135 million of this capital in a 20% stake in JANA Partners, an engaged investing platform, and a 53% stake in The Watkins Company, a flavoring products business • Returning capital to shareholders (1) • Since 2024 and in 2024, Cannae has repurchased $269 million of Cannae stock, representing 12 million shares, bringing total repurchases since May 2021 to $780 million and 34 million shares, or 37% of total Cannae shares outstanding • In June 2024, Cannae instituted a dividend to provide long term shareholders a consistent return of capital • Improving the operational performance of Cannae’s portfolio companies • Cannae has made significant improvements to it’s portfolio companies Cannae can leverage the benefits of permanent capital to make and manage investments • Cannae’s permanent capital base allows it to make investments and leverage the benefits of duration as a competitive advantage to deliver shareholder returns • Cannae’s view of long-term ownership, coupled with strategic and management involvement, enables Cannae to deliver maximum returns for its shareholders Cannae’s believes this strategy will grow NAV, increase the stock price and close the discount to NAV gap (1) 2025 repurchases through May 31, 2025 CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 9

UNIQUE INVESTMENT PHILOSOPHY & PLAYBOOK 4 Cannae playbook • In 1984, Foley acquired Fidelity National Title for $3M when it was ranked 48th in the country among Identify Value Enhancements (1) created at former title insurance companies and had revenue of $6M . Foley developed a specific playbook to • Cost savings parent company FNF deliver value—which is utilized at Cannae—and FNF is now the nations largest title insurer. • Strategy shifts • Elimination of siloed organizational Metric driven • Brought performance metric driven management to the title insurance industry structures management • Focused on operating profit optimization across economic cycles • Product expansion • A track record of consolidation, while also creating highly efficient, market leading companies Exploit Full Operating Tool Kit Industry consolidation • Acquired Chicago Title Insurance Company, creating the nation’s largest title insurer • Pricing and enhancing • Led hundreds of acquisitions since initial acquisition • Sales force efficiency / cross-selling execution • Industry leading title margins over multi-decade economic cycles • Marketing optimization Recruitment of • FNF recruited future industry leaders and executive officers to drive value World Class Talent Playbook C-Suite talent • Includes FNF’s current Vice Chairman Randy Quirk and Chief Executive Officer Mike Nolan • Seasoned executive team • Alignment of interests • Continued growth with additional strategic acquisitions such as: • Clear goals for management & Board of Directors Diversification, streamlining, and • Diversified investments including: Invest for Growth continued growth • New products • New markets Proven results • FNF is now the nation’s largest title insurance and settlement services company (2) • #1 market share in the residential purchase, refinance, and commercial markets Acquisitions • FNF pre-tax title margin of ~10% and industry leading adjusted pre-tax title margin of 11.7% • Strategic & synergistic acquisitions (2) for the first quarter • Transformative transactions Cannae’s investment philosophy and playbook was created by Foley and first implemented at FNF, where it has been driving consistent outperformance for nearly 40 years (1) Revenue and ranking as of 1984 obtained from FNF Company website. (2) FNF margins and rankings data from First Quarter 2025 Earnings Release. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 10

PLAYBOOK SUCCESSFUL ACROSS NUMEROUS INVESTMENTS 4 • Global human capital management software • Global provider of business decision data, analytics, • A premier provider of high-performance provider that helps manage the entire employee and insights. software, data and analytics for mortgage lifecycle. and home equity lending and servicing. • D&B’s proprietary global commercial database contains • Their all-in-one platform equips customers to unlock over 500M businesses. • Businesses leverage their robust, their full workforce potential by accessing real-time integrated solutions across the entire • D&B offers sales, marketing, finance, and risk data. homeownership life cycle to help retain management solutions, all of which are driven by D&B’s existing customers, gain new customers, • Dayforce platform is designed to serve organizations proprietary data. Company mitigate risk and operate more effectively. with 100 to over 100,000 employees and now serves • Leveraging the latest generative AI to solve new use Overview 7.62M employees across 6,929 different organizations. cases for clients. • Acquired Dayforce, a SaaS cloud software company • Brought in strategic and capital partners to execute the • Re-acquired Lender Processing Services in 2012. ~$7B EV / ~$2B equity value acquisition of D&B. in 2014 for $4.2B. • Sold Comdata, a segment of Dayforce, to FleetCor • Branded the technology, data, and • Led strategic direction of the business. Technologies in 2014 for total pre-tax gains of $500M. analytics business as Black Knight. • Executed IPO in 2018 at a ~$3B equity valuation. • Executed IPO above the expected range in June 2020. • Replaced the entire senior leadership team. • Successfully monetized in both follow-on and block Playbook • Announced sale to Clearlake Capital in March 2025. trades post-IPO. • Took the company public in 2015. • Streamlined the management, which was critical to • Recruited a new management team to accelerate • Reorganized the company and refocused business model shift from a service bureau model to a strategic transformation. management on growth. SaaS model. • Helped identify efficiencies and optimization measures • Drove ~$300M of cost savings through • Expanded adjusted EBITDA margins by – achieved ~$241M in annual cost savings. optimization. approximately 1,579 bps since acquisition. • Realigned organization to increase effectiveness and • Acquired by ICE in September 2023 at an • Equity value has increased substantially from ~$3B at accountability. enterprise value of $11.8B, a market value Transformation and 2018 IPO to current market cap of ~$9B. increase of almost $10.2B or ~5x the 2015 • Optimized go-to market strategy to incentivize cross- Achievement of IPO price. • Since 2017, the company transformed from a legacy selling and long-term contracts. Synergies paper-based payroll company, to cloud-based SaaS, • Equity value has increased substantially from ~$2B at (1) with total revenues increasing ~129% to ~$1.8B. 2019 LBO to current market cap of ~$4B. (1) Figure represents Dayforce’s 2025 total revenue outlook. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 11

ALLOCATE CAPITAL ACROSS RECURRING INVESTMENT THEMES 4 Large Addressable Markets Essential Utilities Unseen Potential for Growth with Strong Market Share • Execute on opportunities to realize • #1 market leading title insurer in the • Critical infrastructure and (1) United States, covering ~31% all real estate mission-critical solutions. long-term growth potential of transactions which provides immense scale undervalued assets in industries with advantage. • Deeply embedded into clients' systems. compelling growth characteristics. • Leading provider of software, data and • Strong software and proprietary data. • Achieved and maintains industry analytics that is heavily relied upon by the th leading margins and grew from the 48 top 25 mortgage loan institutions. • Proprietary data and analytics that flow largest title insurer to the largest in the through their ecosystem of high-performance nation. • Major provider of technology solutions in mortgage lending and servicing software financial markets. solutions. • Strong public market growth, going from ~$2.5B market cap in 2006 to • Global provider of business decision data • Vital industry utility providing key products and (2) and analytics. services critical to the functioning of the U.S. ~$40.1B . residential and commercial real estate markets. • Leading cloud-based provider of integrated • Grew from $1.6B enterprise value at digital human capital and business solutions. 2015 IPO to $11.8B in recent buyout. • Leading flavoring products company with • A legacy paper-based payroll company, leadership in extracts category. transformed to cloud-based SaaS, with total revenues increasing ~129% to (3) ~$1.8B from 2017 to 2025. st (1) See FNF’s 2025 1 Quarter Earnings Release. (2) As of May 9, 2025 (3) Figure represents Dayforce’s 2025 total revenue outlook. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 12

ATTRACTIVE PORTFOLIO WITH EMBEDDED UPSIDE 5 (1) Net Asset Value $'s in millions except for values per CNNE share Recently announced Invested Gross Fair Per CNNE Initial Year (4) Company Current Ownership Amount (2) (3) (1) sale of largest asset Invested Capital Value Share 60.0M shares or ~14% 2019 $ 484.1 $ 537.4 $ 526.2 $ 8.38 CNNE share price is at 40.5M shares or ~8% 2021 328.1 225.5 248.0 3.95 a 35% discount to NAV 2.5M shares or ~4% 2021 45.8 38.1 39.7 0.63 27.0M shares or ~27% 2022 231.9 11.9 58.1 0.92 ~44% 2022 223.9 223.9 214.9 3.42 ~65% & ~88% 2012 144.5 144.5 141.3 2.25 ~6% 2022 49.3 103.9 94.7 1.51 ~5% 2020 34.5 89.3 76.1 1.21 $28.49 ~49% 2024 80.0 80.0 79.8 1.27 ~20% 2024 51.4 51.4 54.3 0.86 $18.39 ~89% 2023 58.7 58.7 56.2 0.89 (5) Various Various 357.0 124.2 160.7 2.56 Other investments and assets, net (6) CNNE NAV per (148.5) (148.5) (148.5) (2.36) Debt share price share Holding company cash and short- 188.5 188.5 188.5 3.00 term investments TOTAL $ 2,129.2 $ 1,728.8 $ 1,790.0 $28.49 Source: Company management as of May 9, 2025 1) Per share amounts based upon 62.8M Cannae shares outstanding at date of report. 2) Net Invested Capital represents capital invested less distributions. 3) DNB, PSFE, ALIT, SST: public company filings and market data as of date noted above; all others estimated at last marks or at cost. 4) Net Asset Value represents Gross fair value less taxes (21% corporate rate). This methodology may result in a tax benefit in the event an investment’s invested capital exceeds gross fair value. 5) Includes the following amounts for investment in Sightline Payments: Cost $277M; Gross fair value $5M; NAV (including $41M tax benefit) $46M, and NAV/CNNE share, $0.74. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 13 6) Comprises $47.5M outstanding on the 7.0% FNF note maturing 11/30. Cannae also has a $101M margin loan (interest at 3-month adjusted SOFR + 3.10%) maturing 03/27.

D&B SALE PROCEEDS CREATE SIGNIFICANT UPSIDE 5 In March, Cannae announced the sale of Dun & Bradstreet, its largest holding (1) • Dun & Bradstreet represents 29% of Net Asset Value, or $8.38 per Cannae share Cannae will generate ~$630 million of cash proceeds from the sale • Cannae has already sold 9 million shares of D&B ahead of the close, for proceeds of $81 million • The transaction is expected to close in the third quarter of 2025 • Cannae will utilize $460 million of the proceeds, or at least 72%, of the proceeds to repurchase common stock, pay future quarterly dividends and retire existing debt: • $300 million in share repurchases; • $60 million for future dividends; and • $101 million to retire its existing margin loan • Cannae will hold remainder for opportunist capital deployment • Represents $169 million for opportunistic capital deployment Cannae believes these actions will help increase the Cannae stock price and close the discount to NAV (1) Based on closing prices as of May 9, 2025 CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 14

CAPITAL ALLOCATION STRATEGY FOCUSED ON STOCK PRICE AND NAV GROWTH 6 (1) SHAREHOLDER DIVIDENDS OPPORTUNISTIC INVESTMENTS DISCIPLINED SHARE REPURCHASES On May 9, 2025, Cannae’s Board of Directors Cannae has implemented a disciplined Cannae is looking for opportunistic approved a quarterly dividend of share repurchase strategy $ (4) investments with cash flow 0.12 per common share of CNNE which is $ 0.48 per share annualized (2) Ø Black Knight Football 31.7M shares, or 35% Providing Direct Returns to • (2022-2025, $224M) of outstanding shares Our Shareholders Ø The Watkins Co. repurchased for $738M • (2024, $80M) $738 Ø Jana Partners • ( 2024, $56M stock and cash; $ 2025 3Q expected $68M) $225 $228 $167 $118 Ø Minden Mill • (2023-2025, $59M) 2021 2022 2023 2024 ~4 year 44% aggregate 45% 26% 28% Ø Computer Services, Inc. Shareholders discount discount discount discount (3) • (2022, $86M) Capital allocation split between share repurchases, dividends, and opportunistic new investments with a focus on NAV and stock price appreciation Source: Company management as of May 9, 2025 (1) Values are presented in millions. (2) Value compares to March 31, 2021, outstanding shares. (3) Discount figures represent percentage discount to NAV. (4) The dividend is payable on June 30, 2025, to shareholders of record on June 16, 2025. (5) Based on May 9, 2025, closing price of CNNE stock at $18.39. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 15

PROVEN ABILITY TO CREATE VALUE FOR SHAREHOLDERS 7 RECENT MONETIZATION EVENTS (1) Cannae Investment Monetization Summary $’s billions Ø Dayforce - Since September 2023, Cannae has sold remaining 5M DAY shares for $331M or >5x gain on 2.1x invested capital. invested capital Ø Alight - In December 2024, Cannae sold 12M shares for $0.7B $89M in proceeds. Ø CSI - In December 2023, Cannae received a $37M distribution from the CSI limited partnership investment vehicle. Now, remaining investment is worth 120% of $3.9B (2) Cannae’s original investment . Ø Dun & Bradstreet - In Q1 2024, Cannae sold 10M shares of DNB for $101M in proceeds and 9M shares for $81M in May 2025. Cannae also collected $14M in dividends over the $6.2B last 12 months. Ø In March 2025, Clearlake Capital announced a deal to acquire D&B for $7.7B, expected to close in 3Q 2025. Ø WineDirect – In January 2025, Cannae received $14M for $3.0B selling a portion of the business. Since inception, Cannae has $6.2B of cumulative realized proceeds Investment Investment Investment Cumulative + - = representing $3.2B of net realized Cost Gains Losses Proceeds gains, or 2.1x MOIC Source: Company management as of 05/09/2025 (1) Graphic displays only realized monetization events since 2014, including sales, partial sales, dividends, distributions, etc. (2) See also page 26. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 16

KEY INVESTMENT HIGHLIGHTS 1 Founded and strategy constructed by William P. Foley, II Led by a best-in-class board of directors and management team 2 Permanent capital vehicle with a strategy to deliver maximum returns 3 Unique investment philosophy to allocate capital & playbook to drive returns 4 Attractive portfolio of assets with significant embedded upside 5 Capital allocation strategy focused on growing NAV and increasing share price 6 Proven ability to create value for shareholders over the long term 7 CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 17

APPENDIX CANNAE HOLDINGS INVESTOR PRESENTATION FEBRUARY 2021 | 18

HOLDING COMPANY LIQUIDITY AND DEBT Corporate Debt Outstanding Size Interest Rate Maturity May 9, 2025 December 31, 2024 (1) Margin loan $500.0 3 Mo. Adj SOFR + 3.10% Mar-27 $ 101.0 $ 101.0 (2) FNF revolver $47.5 5.00% Nov-30 47.5 59.7 Total Corporate Debt Outstanding $148.5 $160.7 (3) 188.5 113.3 Holding company cash and short-term investments Net Debt $-- $47.4 Liquidity Holding company cash and short-term investments $ 188.5 (1) 49.0 Undrawn capacity under base margin loan Total Gross Liquidity 237.5 Committed Capital and Short-Term Cash Commitments Investment in JANA Funds and JANA equity $ 97.5 BKFC capital call 25.0 Total Short-Term Committed Capital 122.5 $115.0 Net Liquidity (1) Facility has an accordion feature up to $500M. (2) No further borrowings permitted. (3) Includes $81M from sale of 9 million DNB shares on May 8, 2025. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 19

COMPANY OVERVIEW CANNAE INVESTMENT SUMMARY • Dun & Bradstreet (NYSE: DNB) is a leading global provider of business decisioning data and Initial Investment Date analytics that delivers insights to empower customers to accelerate revenue, lower costs, and 2019 mitigate risk. • Dun & Bradstreet operates through two main customer solution sets: 1. Sales & Marketing Solutions, which help clients increase revenue from new and existing $ Total Invested Capital 484M customers by identifying target customers, updating data on current and potential customers, and allocating advertising budgets to reach target audiences. 2. Finance & Risk Management Solutions, which provides solutions that help customers mitigate credit, operational, and regulatory risks. Current Ownership 60.0M shares or ~14% • Companies throughout the world lean on DNB’s breadth of solutions in a time where the need for master data management and third party and supply chain risk solutions is at its highest. • Distributes a quarterly cash dividend of $0.05 per share, which generated $14M of cash flow for $ $ Current Value / Deal Value 537M / 550M Cannae in the 12 months ended March 31, 2025. (1) DNB BY THE NUMBERS $ $ Current / Deal Unrealized Gain 53M / 65M Clients Globally ~215K SALE OF DUN & BRADSTREET: On March 24, 2025, Clearlake Capital Group, L.P. announced that it has entered into a definitive agreement to acquire Dun & Bradstreet Holdings, Inc., in a transaction valued at of Fortune 500 are Clients $7.7 billion, including outstanding debt / with an equity value of $4.1 billion. Under the ~90% terms of the agreement, which has been unanimously approved by Dun & Bradstreet’s Board of Directors, Dun & Bradstreet shareholders will receive $9.15 in cash for each share of common stock they own. Revenue Retention ~96% Cannae announced its intention to use at least $460 million of the proceeds from sale of its DNB shares for share repurchases, Organizations Covered ~600M dividends, and debt repayment Source: Public company filings and market data as of 05/09/2025. (1) See DNB’s earnings release at investor.dnb.com. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 20

COMPANY OVERVIEW CANNAE INVESTMENT SUMMARY • Alight (NYSE: ALIT) is a provider of benefits administration and cloud-based HR and financial solutions, that enhance work and life through the company’s service, technology, Investment Date 2021 and data. • The Alight Worklife platform provides an omnichannel customer experience leveraging AI $ Total Invested Capital and analytics layer and transaction engines to drive a personalized approach for 328M customers. • Alight has no direct competitor, as most companies specialize in one area of the HR and Current Ownership 40.5M shares or ~8% benefits world as opposed to Alight’s all-in-one product. • Alight operates across five continents to deliver an unrivaled consumer experience for its $ Current Value 225M clients and their people. The company unlocks enterprise growth for the world’s most influential companies with future-ready human capital and business solutions. (1) $ ALIGHT BY THE NUMBERS Current Unrealized Loss (103)M Participants covered (1) ~35M+ 1Q25 HIGHLIGHTS “We continue to benefit from a long-cycle recurring business model that has insulated us from short-term market swings as we already have 92% of of Fortune 100 are Clients ~70% projected 2025 revenue under contract. While we are not immune to the market impacts, we feel good about the operational levers within our control and have reaffirmed our outlook based on the resilience of our Average Revenue Retention model and visibility today.” ~95% - DAVE GUILMETTE, ALIGHT CHIEF EXECUTIVE OFFICER Source: Public company filings and market data as of 05/09/2025 (1) See Alight’s earnings release at investor.alight.com. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 21

COMPANY OVERVIEW CANNAE INVESTMENT SUMMARY • Paysafe Limited (NYSE: PSFE) is a specialized payments platform. Its core 2021 Investment Date purpose is to enable businesses and consumers to connect and transact seamlessly through industry-leading capabilities in electronic payment $ 45.8M Total Invested Capital processing, digital wallet, card issuing, and online cash solutions. • Delivered through an integrated platform, Paysafe solutions are geared 2.5M Shares or ~4% Current Ownership toward mobile-initiated transactions, real-time analytics, and the convergence between brick-and-mortar and online payments. $ 38.1M Current Value • Paysafe operates in 12+ countries, connecting businesses and consumers across 260 payment types in over 48 currencies around the world. $ (7.7)M Current Unrealized Loss PAYSAFE BY THE NUMBERS (1) 1Q25 HIGHLIGHTS VS 1Q24 • Revenues of $401.0 million decreased 4%; organic revenue grew 5%. 2024 transaction volume ~$152B • Net loss of $19.5 million, compared to net income of $3.1 million. • Adjusted EBITDA of $95.2 million, decreased 15%, and 14% on a constant currency basis. • Net leverage1 of 4.9x as of March 31, 2025. Payment types in over 48 different Bruce Lowthers, CEO of Paysafe, commented: We kicked off the year with strong momentum, exceeding our ~260 currencies accepted expectations for organic growth and adjusted EBITDA margin. I’m proud of the team for staying focused and executing our strategy for sustainable growth while successfully completing the sale of our direct marketing business. We also secured new partnerships, launched innovative products through our wallet platform, and continued enhancing its functionality to better connect our 18 million consumers with over 1 million retailers— turning everyday transactions into exceptional experiences. With the second quarter underway, we’re operating Of online payment experience with a leaner, lower-risk model, a strengthened sales organization, traction with new collaborations, and a robust ~29 years product pipeline that positions us for accelerated growth in the second half of the year. Source: Public company filings and market data as of 05/09/2025 (1) See Paysafe’s earnings release at www.Paysafe.com. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 22

COMPANY OVERVIEW CANNAE INVESTMENT SUMMARY • System1 (NYSE: SST) is an omnichannel customer acquisition platform, delivering high- 2022 Investment Date intent customers to advertisers. • System1 operates through its RAMP platform. • Responsive Acquisition Marketing Platform (“RAMP”) drives the business and $ 232M Total Invested Capital provides a sustainable competitive advantage. • RAMP dynamically adjusts bid pricing for each advertising campaign to maximize profit and limit financial risk as market conditions shift. 27.0M shares or ~30% Current Ownership • RAMP manages 108M+ monthly web site visitors generating 490M+ monthly sessions and drives 94M+ daily creative bidding optimizations. • RAMP efficiently identifies, acquires, and serves ads to consumers across any $ advertising vertical. 12M Current Value (1)(2) 1Q25 HIGHLIGHTS $ (220)M Current Unrealized Loss • System1 continued to update and improve our RAMP platform by integrating agentic coding and generative AI into the development process, which is driving faster development cycles for platform enhancements. These enhancements are accelerating the scale of campaign rollouts, while improving optimization accuracy, which is contributing to greater monetization efficiency – “ We are thrilled with our first quarter financial results and are especially encouraged reinforcing management's belief in RAMP's role as a scalable engine for growth across our Owned & Operated and Partner Network businesses.” by our return to year-over-year growth across several of our key financial metrics. We remain committed to delivering strong financial results, while continuing to • CouponFollow.com started the year with another strong quarter posting a 162% year-over-year increase in organic sessions in Q1 2025, while renewing or expanding key brand partnerships. focus on operating expense reduction initiatives. Looking ahead, we are bullish on the long-term prospects of the business and look forward to a year of focused • MapQuest gained significant traction with the launch of the Gulf of Mexico/America Naming Generator . The Naming Generator had approximately 280,000 active users, with at least 820,000 ” execution delivering continued growth. names generated, and drove an additional 180,000 downloads to the MapQuest mobile TRIDIVESH KIDAMBI, SYSTEM1’S CHIEF FINANCIAL OFFICER application. Source: Public company filings and market data as of 05/09/2025 (1) See System1’s earnings release at ir.system1.com. (2) System1 is reported on a one quarter lag. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 23

COMPANY OVERVIEW CANNAE INVESTMENT SUMMARY • Black Knight Football (“BKF”), a partnership led by Foley, is focused on building a global network of world-class football clubs, players, and real estate assets that will produce operational synergies, accelerate player development and enable 2022 Investment Date efficient player migration across BKFE’s network of owned and operated clubs, while driving both strong on-field performance and financial results. BKFE’s Multi-Club Network: $ 224M Total Invested Capital • AFC Bournemouth (the Cherries ), a professional football club founded in 1899 that competes in the English Premier League, the top football league in the world. • For the first time in its history, AFC Bournemouth made Sportico's annual list of the World's 50 Most Valuable Football ~47% Current Ownership Clubs, with a valuation of $630 million based on the club’s 2023/2024 revenue of $203 million. • FC Lorient, a professional football club founded in 1926 that was crowned 2024/25 champions of Ligue 2, the second- tier football league in France, and next season will compete in Ligue 1, the highest tier football league in France. $ (1) 224M Current Value • Hibernian Football Club, a professional football club founded in 1875 that competes in the Scottish Premiership League. BKFE is the first multi-club ownership group approved by the Scottish FA. CLUB UPDATES WHY FOOTBALL? 1. Large and growing market: Football, or soccer, is the most popular sport in the • From a business perspective, the club should finish the season with significant growth in all revenue areas, including Commercial, Ticketing, Hospitality and Retail. And with the start of the 25/26 season, the club is world with roughly 3.5B fans globally. BKF’s clubs, which currently compete in some pleased to have all major partnerships assets (Front of Shirt, Sleeve and Naming Rights) already under of the most competitive and highly visible football leagues in the world, are well contract. positioned to capitalize on the growing, global market for football. • In April, BKFC announced it had entered into an agreement to acquire Vitality Stadium, which has been the home of AFCB since 1910. This represents the first step in BKFC's plans to renovate and expand the 2. Media rights value: Sports is one of the last remaining forms of content in the media stadium to accommodate the Cherries' growing fanbase. Additionally, after two years of construction, the ecosystem that is consumed live, making it must-have content for advertising. As a club moved into its world-class Performance Centre in April. The Performance Centre is a testament to result, major sports properties are experiencing strong step-ups in media rights values BKFC's commitment to providing its clubs with the infrastructure to succeed in all competitions. as networks rely on live sports content to attract and retain audiences. • On April 27th FC Lorient achieved its primary objective this season by earning promotion back to Ligue 1 and 3. Foley’s proven sports track record: After founding the Vegas Golden Knights ended the season in 1st place with 68 points, 2 points ahead of Paris FC in the table. The team’s top scorer is Elie Junior Kroupi who has 20 goals this campaign, which leads all of Ligue 2 (despite missing all of (“VGK”) in 2017, Foley along with world class management led the Knights to Stanley November due to injury). Kroupi is on loan from AFC Bournemouth after a deal to acquire the player was Cup Victory in 2023 and has grown the team into one of the biggest brands in sports. completed in January. FC Lorient is beginning the preparation for its return to Ligue 1 in the 2025/26 season. The Knights consistently rank amongst the top teams in the NHL in terms of revenue and on-ice performance. Foley’s success with VGK has helped hone the strategy and • Hibs currently sits in 3rd place with 56 points and 3 games remaining. A 3rd place finish would mark Hibs’ framework for BKF and its growing portfolio of football clubs. best Scottish Premiership finish since the 2020/21 season and would also result in the opportunity to compete in the Europa League qualifying rounds. From mid-December through, the club lost only once in 18 Source: Company management as of 05/09/2025 matches across all competitions, winning 10 and unbeaten in 17 of them, matching a club record that dates (1) Valued at cost. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 24 back to 1948.

COMPANY OVERVIEW CANNAE INVESTMENT SUMMARY • Cannae’s Restaurant Group, headquartered in Nashville, TN, consists of two casual dining restaurant concepts, O’Charley’s Restaurant + Bar and Ninety Nine Restaurant & Pub. 2012 Initial Investment Date ~88% Current Ownership 2012 Initial Investment Date ~65% Current Ownership RESTAURANT GROUP Store Counts: (1) • 99 has 93 company-owned $ Total Invested Capital 144M locations. • O’Charleys has 57 company-owned locations, and 4 franchised locations. Source: Company management as of 05/09/2025. See also https://www.ocharleys.com/ and https://www.99restaurants.com/ (1) Valued at cost. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 25

Strategic Partnership with JANA to Accelerate Shareholder Value Creation Mutually beneficial Leading Private Investor with Leading Engaged Public Investor opportunities with public Flexible Mandate targets, including potential… • Industry-leading returns in engaged investing. • Permanent capital structure. • Carveouts • Proven track record of finding undervalued • Take-privates • Ability to invest across all capital structures, public companies with catalysts to unlock • Recapitalizations public or private. value. • Proven acquirer, owner and operator of • Campaigns create proprietary deal flow but portfolio companies. limited by mandate to only invest in public Cross-equity alignment, bringing equities. • Ideal partner for potential control enhanced returns to both Cannae acquisitions. and JANA investors Partnership Overview • In February 2024, we entered a strategic partnership with JANA Partners (“JANA”), an investment firm focused on creating value through shareholder engagement. Cannae invested $56M, which consisted of $18.3M cash and 1.85M shares of CNNE common stock, for a 19.99% ownership stake in JANA. • Cannae also committed to invest an additional $50M in JANA funds on a fee-free basis. To date, Cannae has invested $20M in JANA Partners Strategic Investments Benchmark Series A-1. • For the period from February 2024 through March 2025, we received $5.1M in distributions on our 19.99% ownership. • The cross-equity ownership and future fund investments by Cannae aligns both parties with mutual interest in the other’s success. The strategic partnership will help Cannae drive shareholder value through proprietary deal flow for potential new control acquisitions and similar strategic opportunities. • On May 12, 2025, Cannae announced an agreement to acquire an additional 30% stake in JANA, and post-closing will have total ownership of 50%, in exchange for an upfront payment of $67.5 million and potential further payments aggregating $26 million upon certain future period Assets Under Management thresholds. Source: Company management as of 05/09/2025 CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 26

COMPANY OVERVIEW CANNAE INVESTMENT SUMMARY • Computer Services (“CSI”) is a leading fintech and regtech provider, offering end-to-end financial software and technology to community and regional banks as well as organizations 2022 Investment Date worldwide. • CSI helps solve their customers’ needs through open and agile technologies. In addition to $ its nearly 60-year reputation for personalized service, CSI is shaping the future of banking by 49M Total Invested Capital swiftly deploying advanced solutions that help its customers outperform their competition. • CSI’s software and services include, but are not limited to, enterprise banking, regulatory compliance, cybersecurity, IT management, and document distribution. ~6% Current Ownership • CSI has long and sticky service contracts in place with core banking customers that are typically seven to ten years in length with high retention rates and cover 48 states. $ 104M Current Value CSI’S LEADING SOFTWARE & ADVISORY SERVICES $ Regulatory 55M Current Unrealized Gain Enterprise Compliance Banking (1) FISCAL 4Q24 (FEBRUARY 2025) HIGHLIGHTS Revenue • At the quarter close, CSI announced record-setting revenue growth in the first half of its Drivers 2025 fiscal year. The company secured 18 new core deals and launched multiple partnerships that expanded its comprehensive financial services software suite. • CSI’s NuPoint® core banking system recently secured the “XCelent Breadth of Functionality” award in Celent’s “Retail Banking Core Banking Systems: North American IT Document Community Bank Edition” report and was recognized as a “Functionality Standout.” CSI Cybersecurity Management was also recently recognized in the 2024 IDC FinTech Rankings as one of the Top 50 Distribution fintechs. See also https://www.csiweb.com/ (1) Fiscal Year End is February 28, 2025 CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 27

COMPANY OVERVIEW CANNAE INVESTMENT SUMMARY • The Watkins Company, a leading producer of high-quality flavoring products, was founded in 1868 and has grown to be a leading domestic producer of spices, seasonings and extracts. October 2024 Investment Date • For over 150 years, Watkins and its predecessors have been heralded as purveyors of flavor, with an unwavering commitment to crafting award-winning gourmet flavoring products from high-quality, natural ingredients, without the use of artificial flavors and colors, genetically modified organisms, corn syrup or $ 80.0M Total Invested Capital gluten. • Watkins is a premium brand in the spices, seasonings and extracts category. Watkins is well positioned in the category as the #2 overall extract brand and the fastest growing organic spice line segment. ~49.3% Current Ownership • Its portfolio boasts a full line of flavoring products that addresses a diverse set of occasions across extracts, spices, seasonings, decorating, and dry seasoning mixes. $ (1) 80.0M Current Value WATKINS PLAYBOOK WHY FLAVORING PRODUCTS? 1. Attractive Category with Secular Tailwinds: Spices, seasonings and 1. Steady business with long-term track record: With 150+ years of brand heritage, Watkins extracts are a rare combination of a durable category less impacted by has a long history of innovation and growth in the durable flavoring products category. economic cycles, but that also exhibits significant growth trends. The 2. Seasoned Management Team: Watkin’s seasoned management team led by its CEO JR spices, seasonings & extracts category is the fifth highest growth category in Rigley were retained in the transaction and its prior owner retained a significant equity the overall U.S. Food Industry, growing volume 15% since 2019 or ~4% per stake post-transaction, creating continuity and strong alignment with Cannae. year. 3. Large Addressable Market with Opportunity to Take Share: Flavoring products and the 2. Premium Product in Growing Segment: Watkins is well positioned with spices, seasonings and extracts represent a large, growing market with significant premium but affordable products and as a leader in the increasingly opportunity for Watkin’s to grow both organically and inorganically attractive and growing natural and organic segment of the spices, 4. Attractive Financial Profile: Watkin’s has a long history of growth on the top and bottom seasonings and extracts category. line with strong free cash flow generation creating compelling opportunities to invest in 3. Fragmented Industry: The flavoring products category is highly fragmented, growth or return capital to shareholders with significant opportunities for consolidation and growth in market share both organically and inorganically Source: Company management as of 05/09/2025 (1) Valued at cost. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 28

COMPANY OVERVIEW CANNAE INVESTMENT SUMMARY • Minden Mill Distilling (Minden Mill), is an estate distillery in Minden, Nevada. Minden is located in the heart of Carson Valley close to the Nevada-California border. Visitors enjoy easy access to South Lake Tahoe May 2023 Investment Date Mountain resorts, hiking trails, casinos, hot springs, legendary bars, and restaurants. • Minden Mill's facilities include an American Whiskey and white spirits distillery, housed in a 100-year-old creamery, and an American Single Malt Whiskey distillery housed in a 100-year-old flour mill. Both buildings $ 59M Total Invested Capital sit on the National Register of Historic Places. The flour mill includes multiple tasting areas and serves as a guest experience center. • Minden Mill’s spirits products include High Ground Vodka, Evil Bean Coffee Liqueur, and Minden Mill branded ~88% Current Ownership Bourbon, Rye and American Single Malt • Since launch of its various products over the course of 2024, Minden’s products have received numerous awards and 90+ point ratings from various publications and spirit’s competitions $ (1) 59M Current Value MINDEN MILL PLAYBOOK WHY DISTILLING? 1. Large and growing market: The U.S. is the second largest spirits market in the world, 1. Value Enhancements: Acquired at a deep discount to the cost of the facilities and to peer comps, we generating $200 Billion in U.S. economic activity annually. In the U.S, over the last 11 believe our ownership of Minden Mill, represents an attractive value investment with significant years, spirits sales have grown 51%, from 204 Million cases sold in 2012 to 309 Million opportunity for growth. in 2023. Small, craft brands have been a significant driver of this growth. 2. Focus on world class talent: Minden Mill is operated by the seasoned management team of Foley 2. Fixed Assets to Drive Margins: Ownership of fixed assets with underutilized Family Wines & Spirits (“FFWS”). FFWS’s management team has consistently grown its sales volume production capacity is expected to lower marginal costs to develop new brands and through economic and industry cycles, outpacing competition growing market share. drive long-term margin growth. 3. Invest for growth: Following the successful launch of its slate of whiskeys, vodka and coffee liqueur, 3. Foley’s spirits track record: After founding FFWS in 1996, Foley along with world class Minden Mill is position to leverage FFWS’s distribution relationships to drive sales growth and create management has turned FFWS into one of the largest producers of premium wines in economies of scale in production at its owned facilities. the United States. FFWS has grown from its initial location in Sta. Rita Hills region of 4. Implement best practices from FFW: By implementing best practices that propelled FFWS from a Santa Barbara county to owning 24 wineries on four continents and producing collection of disparate winery and vineyard assets to one of the largest producers of premium wines and hundreds of 90+ point wines. Foley’s success with FFWS has helped hone the strategy operator of several wine-related hospitality venues in the United States, Minden Mill intends to create and framework for Minden Mill and its plan to produce premium spirits and brands. premium spirits and a hospitality venue to transform Minden Mill into a leading producer of craft spirits brands. Source: Company management as of 05/09/2025 (1) Valued at cost. CANNAE HOLDINGS INVESTOR PRESENTATION SPRING 2025 | 29